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                                                                  Exhibit 10.26

                                  PLEDGE AGREEMENT

The undersigned ("Pledgor") hereby pledges, assigns and grants to Select Comfort Corporation, a Minnesota corporation ("Secured Party"), a security interest in 150,000 shares of the common stock, par value $0.01 per share, of Secured Party represented by certificate number 143 registered in the name of Pledgor, as well as any and all proceeds thereof (as that term is defined in the Uniform Commercial Code in effect in the State of Minnesota, as amended from time to time), whether such proceeds constitute cash or noncash proceeds, including noncash proceeds of every type and classification whether or not acquired with cash proceeds (the "Collateral"), in order to secure payment to Secured Party of any and all amounts due under the terms of that certain Promissory Note of even date herewith payable by Pledgor to Secured Party in the original principal amount of $425,000 (the "Note").

Pledgor warrants, represents and agrees that:

1. TERM OF THE PLEDGE. The Collateral shall be pledged to Secured Party pursuant to this Pledge Agreement until payment in full of all obligations of Pledgor under the Note.

2. COLLATERAL ON DEPOSIT. Throughout the term of this Pledge Agreement, the Collateral shall remain in the possession of Secured Party, together with a separate stock power enabling Secured Party to effect a transfer of the Collateral on the books of the Company.

3. LIENS AND ENCUMBRANCES. Pledgor presently has and will maintain as long as the Note remains outstanding, absolute title to the Collateral free and clear of any and all liens and encumbrances. Any and all costs of maintaining the Collateral free and clear of any encumbrances and security interests which are prohibited by the terms of this Pledge Agreement and of removing the same, if they should arise, shall be borne and paid solely by Pledgor.

4. NO RESTRICTIONS. Pledgor has the full power and authority to execute this Pledge Agreement and to subject the Collateral to the security interest created hereby. No pledge agreement, financing statement or assignment (reflecting the grant of a security interest in favor of one other than Secured Party) covering all or any part of the Collateral is in existence or on file in any public office; nor is any of the Collateral which is pledged hereunder subject to any restrictions on distribution, except pursuant to federal and state securities laws.

5. NO DISPOSITION OF COLLATERAL. Except as otherwise agreed to from time to time by Pledgor and Secured Party, Pledgor will not sell, transfer, lease, grant a security interest in or otherwise dispose of any of the Collateral, to any person, party or entity other than Secured Party, and Pledgor shall pay, when such sums become due and owing, all taxes and other governmental charges levied or assessed upon any of the Collateral.

6. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an event of default hereunder (an "Event of Default"): (a) the failure on the part of Pledgor to comply with

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any material obligation contained herein or in
the Note; or (b) any statement, representation or warranty of Pledgor that is made herein or at any time furnished in writing to Secured Party is untrue or misleading in any respect as of the date that such statement, representation or warranty is made.

7. REMEDIES. If any Event of Default arises, Secured Party may, at its option, exercise any and all rights and remedies of a secured party under the Uniform Commercial Code (as then in effect in the State of Minnesota) or any other applicable law.

8. MISCELLANEOUS. This Pledge Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, representatives, successors and assigns. It shall take effect when signed by Pledgor and delivered to Secured Party, and Pledgor hereby waives notice of Secured Party's acceptance hereof. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota and, unless the context otherwise requires, all of the terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code (as in effect in the State of Minnesota and as amended from time to time) shall have the meanings stated therein. If any provision or application of this Pledge Agreement is held by an appropriate tribunal to be unlawful or unenforceable in any respect, then such illegality or unenforceability shall not affect any other provision or application of this Pledge Agreement which may be given effect, and this Pledge Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. Any and all representations and warranties contained in this PledgeAgreement shall survive the execution and delivery of this Pledge Agreement and shall expire upon payment of all sums due under the Note.

IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be executed and delivered effective as of April 13, 1998.



                                       /s/
                                       ------------------------------------
                                                Mark L. de Naray






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